Exhibit 10.4

IMPERIUM RENEWABLES, INC.

AMENDED AND RESTATED 2005 STOCK OPTION PLAN

1. Purposes of the Plan. The purposes of this Amended and Restated 2005 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options (as defined under Section 422 of the Code) or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

(b) “Affiliate” means an entity other than a Subsidiary (as defined below) in which the Company owns an equity interest or which, together with the Company, is under common control of a third person or entity.

(c) “Applicable Laws” means the legal requirements relating to the administration of stock option plans under applicable U.S. state corporate laws, U.S. federal and state securities laws, the Code, any Stock Exchange rules and regulations and the applicable laws of any other country or jurisdiction where Options are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

(d) “Board” means the Board of Directors of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Committee” means the Committee appointed by the Board of Directors to administer the Plan in accordance with Section 4 below.

(g) “Common Stock” means the Common Stock, no par value, of the Company.

(h) “Company” means Imperium Renewables, Inc., a Washington corporation.

(i) “Consultant” means any person, including an advisor, who renders services to the Company, or any Parent, Subsidiary or Affiliate, and is compensated for such services, and any director of the Company whether compensated for such services or not.

(j) “Continuous Status as an Employee or Consultant” means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) authorized sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parent(s), Affiliates, Subsidiaries or their respective successors. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

(k) “Corporate Transaction” means:

(i) the acquisition of this Company by another entity by means of merger, consolidation or other transaction or series of related transactions resulting in the exchange of the outstanding shares of this Company for securities of or consideration issued, or caused to be issued, by the acquiring entity or any of its affiliates, or

(ii) the Company’s sale, lease or other distribution of all or substantially all of its assets;

provided, however, that after the Corporate Transaction the shareholders of the Company immediately prior to the Corporate Transaction own less than a majority of the outstanding voting equity securities of the surviving entity immediately following the Corporate Transaction; provided, further, that neither (x) a merger effected exclusively for the purpose of changing the domicile of the Company nor (y) an equity financing in which the Company is the surviving company shall be considered a “Corporate Transaction.”

(l) “Director” means a member of the Board.

(m) “Employee” means any person, including officers and Directors, employed by the Company or any Parent, Subsidiary or Affiliate of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o) “Fair Market Value” means, as of any date, the fair market value of Common Stock determined as follows:

(i) If the Common Stock is listed on a Stock Exchange, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such Stock Exchange, or the exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(p) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written Option Agreement.

(q) “Listed Security” means any security of the Company that is listed or approved for listing on a Stock Exchange.

(r) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable written Option Agreement.

(s) “Option” means a stock option granted pursuant to the Plan.

(t) “Option Agreement” means a written agreement between an Optionee and the Company reflecting the terms of an Option granted under the Plan and includes any documents attached to such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

(u) “Option Exchange Program” means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

(v) “Optioned Stock” means the Common Stock subject to an Option.

(w) “Optionee” means an Employee or Consultant who receives an Option.

(x) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

(y) “Plan” means this Amended and Restated 2005 Stock Option Plan.

(z) “Reporting Person” means an officer, Director, or greater than 10% shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

(aa) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as the same may be amended from time to time, or any successor provision.

(bb) “Share” means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

(cc) “Stock Exchange” means any established stock exchange or a national market system including, without limitation, the National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“Nasdaq”) System, on which prices for the Common Stock are quoted at any given time.

(dd) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares that may be sold under the Plan is 1,800,000. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option expires or becomes unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any shares of Common Stock that are retained by the Company upon exercise of an Option in order to satisfy the exercise or purchase price for such Option or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan. Shares repurchased by the Company pursuant to any repurchase right that the Company may have shall not be available for future grant under the Plan.

4. Administration of the Plan.

(a) Initial Plan Procedure. Prior to the date, if any, upon which the Company becomes subject to the Exchange Act, the Plan shall be administered by the Board or a Committee appointed by the Board.

(b) Plan Procedure After the Date, if any, Upon Which the Company Becomes Subject to the Exchange Act.

(i) Multiple Administrative Bodies. If permitted by Rule 16b-3, grants under the Plan may be made by different bodies with respect to Directors, non-Director officers and Employees or Consultants who are not Reporting Persons.

(ii) Administration With Respect to Reporting Persons. With respect to grants of Options to Employees who are Reporting Persons, such grants shall be made by (A) the Board or (B) a Committee designated by the Board to make grants to Reporting Persons under the Plan, which Committee shall be constituted in such a manner as to permit grants under the Plan to comply with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly make grants to Reporting Persons under the Plan, all to the extent permitted by Rule 16b-3.

(iii) Administration With Respect to Consultants and Other Employees. With respect to grants of Options to Employees or Consultants who are not Reporting Persons, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

(c) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(o) of the Plan;

(ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

(iii) to determine whether and to what extent Options are granted hereunder;

(iv) to determine the number of shares of Common Stock to be covered by each such Option granted hereunder;

(v) to approve forms of agreement for use under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder, which terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, any provisions for early exercise subject to a right of repurchase by the Company, and any restriction or limitation regarding any Option or any Optioned Stock, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii) to determine whether and under what circumstances an Option may be settled in cash under Section 9(g) instead of Common Stock and to make any other amendments or adjustments to any Option that the Administrator determines, in its discretion and under the authority granted to it under the Plan, to be necessary or advisable, provided however that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee;

(viii) to reduce the exercise price of any Option to the then-current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

(ix) to initiate an Option Exchange Program;

(x) to construe and interpret the terms of the Plan and Options granted under the Plan;

(xi) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs; and

(xii) at any time at which, and with respect to any individual eligible to be granted a Nonstatutory Stock Option to which, the Administrator is authorized pursuant to Section 8(a)(ii) to grant a Nonstatutory Stock Option having an exercise price per Share that is no greater than the par value, if any, of a Share, or otherwise having any exercise price determined by the Administrator, the Administrator may determine, in its discretion and in lieu of the grant of such Option, to grant to such individual the right to purchase directly, and without the intervening grant of an Option, such number of Shares for such price as the Administrator shall determine; and, if so determined by the Administrator and permitted by Applicable Laws, such purchase price may be nil, in which case such award shall be characterized as the grant of Shares in consideration for services rendered to the Company or for its benefit. Shares granted or sold directly in accordance with this subsection shall be subject to such restrictions on transfer, which shall lapse over such period(s) of time and/or upon the satisfaction of such continued service and/or performance criteria as the Administrator shall determine, and shall be subject to such other terms and conditions as the Administrator shall determine, in its discretion. The Company shall withhold with respect to such awards all applicable taxes substantially in the manner provided by Section 10 or as otherwise required by Applicable Laws. The terms and conditions of awards granted pursuant to this subsection shall be set forth in a written agreement between the individual granted such award and the Company, and such agreement may be described as a stock purchase, restricted stock purchase, stock grant, restricted stock grant, or other agreement, as applicable.

(d) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all holders of Options.

5. Eligibility.

(a) Recipients of Grants. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees; provided however that Employees of Affiliates shall not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

(b) Type of Option. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair

Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

(c) At-Will Relationship. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such Optionee’s right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

6. Term of Plan. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten years unless sooner terminated under Section 14 of the Plan.

7. Maximum Term of Option. The maximum term of each Option shall be the term stated in the Option Agreement; provided, however, that the maximum term shall be no more than ten years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the maximum term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

8. Option Exercise Price and Consideration.

(a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board and set forth in the applicable Option Agreement, but shall be subject to the following:

(i) In the case of an Incentive Stock Option that is:

(A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option that is:

(A) granted prior to the date, if any, on which any of the Company’s securities becomes a Listed Security, to a person who is at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator;

(B) granted prior to the date, if any, on which any of the Company’s securities becomes a Listed Security, to any other eligible person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator.

(C) granted on or after the date, if any, on which any of the Company’s securities becomes a Listed Security, to any eligible person, the per share exercise price shall be such price as determined by the Administrator provided that if such eligible person is, at the time of the grant of such Option, a “covered employee” (as such term is defined in Section 162(m) of the Code) of the Company, the per share exercise price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code.

(iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a Corporate Transaction.

(b) The exercise price for Shares to be issued upon exercise of an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of Shares purchased. Such consideration must be paid in cash or by check, or, in the sole discretion of the Administrator, by the following alternative forms of payment: (1) a full-recourse promissory note, (2) cancellation of indebtedness, (3) other Shares that (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company’s earnings, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (4) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable income or employment taxes, (6) delivery of an irrevocable subscription agreement for the Shares that irrevocably obligates the Optionee to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (7) any combination of the foregoing methods of payment, or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted under the Applicable Laws and approved by the Administrator, in its sole discretion. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and if it is permitted under Applicable Laws and/or advisable under generally accepted accounting principles.

9. Exercise of Option.

(a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and reflected in the Option Agreement, which may include vesting requirements and/or performance criteria with respect to the Company and/or the Optionee.

No portion of any vested Option may be exercised for less 100 Shares (as adjusted pursuant to Section 11(a)); provided, however that if the vested Option is for less than 100 Shares, it may be exercised with respect to all Shares for which it is vested. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Subject to authorization by the Administrator, in its sole discretion, full payment may consist of any consideration and method of payment allowable under Section 8(b) of the Plan. As a condition to exercise, the Administrator may require the Optionee to execute and deliver an appropriate stock purchase agreement, which may include, without limitation, certain restrictions on the transferability of the shares. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, not withstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Employment or Consulting Relationship. Subject to Sections 9(c) and 9(d) below, in the event of termination of an Optionee’s Continuous Status as an Employee or Consultant with the Company, such Optionee may, but only within three months (or such other period of time not less than 30 days as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three months) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination; provided, however that if such termination is for cause (as determined in the sole discretion of the Administrator), any vested Option may be exercised no later than the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan. No termination shall be deemed to occur and this Section 9(b) shall not apply if (i) the Optionee is a Consultant who becomes an Employee, or (ii) the Optionee is an Employee who becomes a Consultant.

(c) Disability of Optionee. Notwithstanding Section 9(b) above, in the event of termination of an Optionee’s Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), such Optionee may, but only within twelve months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.

(d) Death of Optionee. In the event of the death of an Optionee during the period of Continuous Status as an Employee or Consultant since the date of grant of the Option, or within 30 days following termination of the Optionee’s Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within twelve months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by such Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or, if earlier, the date of termination of the Optionee’s Continuous Status as an Employee or Consultant. To the extent that the Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.

(e) Extension of Exercise Period. The Administrator shall have full power and authority to extend the period of time for which an Option is to remain exercisable following termination of an Optionee’s Continuous Status as an Employee or Consultant from the periods set forth in Sections 9(b), 9(c) and 9(d) above or in the Option Agreement to such greater time as the Board shall deem appropriate, provided, that in no event shall such option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

(f) Rule 16b-3. Options granted to Reporting Persons shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

(g) Buy-Out Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time such offer is made.

10. Taxes.

(a) As a condition of the exercise of an Option granted under the Plan, the Optionee (or in the case of the Optionee’s death, the person exercising the Option) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of the Option and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. If the Administrator allows the withholding or surrender of Shares to satisfy an Optionee’s tax withholding obligations under this Section 10 (whether pursuant to Section 10(c), (d) or (e), or otherwise), the Administrator shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option.

(c) This Section 10(c) shall apply only after the date, if any, upon which any of the Company’s securities becomes a Listed Security. In the case of an Optionee other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Optionee shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 10, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the “Tax Date”).

(d) If permitted by the Administrator, in its discretion, an Optionee may satisfy his or her tax withholding obligations upon exercise of an Option by surrendering to the Company Shares that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of shares previously acquired from the Company that are surrendered under this Section 10(d), such Shares must have been owned by the Optionee for more than six (6) months on the date of surrender (or such other period of time as is required for the Company to avoid adverse accounting charges).

(e) Any election or deemed election by an Optionee to have Shares withheld to satisfy tax withholding obligations under Section 10(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Optionee under Section 10(d) above must be made on or prior to the applicable Tax Date.

(f) In the event an election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

11. Adjustments Upon Changes in Capitalization or Corporate Transactions.

(a) Changes in Capitalization.

(i) Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”

(ii) In the event that the Common Stock is exchanged for other stock of the Company (the “New Stock”), each Option shall thereafter give the holder the right to purchase (subject to the vesting schedule and other terms of the Option), in lieu of the Common Stock issuable upon exercise of the Option, that number of shares of New Stock equal to the number of shares of New Stock that a holder of the Common Stock issuable upon exercise of the Option immediately prior to such exchange would have received upon such exchange had they held such Common Stock immediately prior to such exchange (with the exercise price of the Option being proportionately adjusted so as to preserve the aggregate exercise price of the Option).

(iii) The adjustment referred to in this Section 11(a) shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. With respect to the foregoing adjustments, the number of shares subject to an Option shall always be a whole number. The Administrator may, if deemed appropriate, provide for a cash payment to any Optionee in connection with any such adjustment. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, other than as provided for in a transaction contemplated in Section 11(c), the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. In such instances the Administrator may, in the exercise of its sole discretion, declare that any Option shall terminate as of a date fixed by the Administrator and give

Optionees the right to exercise their Options as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

(c) Corporate Transactions.

(i) In the event of a Corporate Transaction, the exercisability of each outstanding Option shall automatically be accelerated completely so that one hundred percent (100%) of the number of shares of Common Stock covered by such Option shall be fully vested immediately prior to the consummation of the Corporate Transaction.

(ii) Notwithstanding the foregoing, except as otherwise provided in the Option Agreement evidencing the Option, the vesting of each outstanding Option shall not be accelerated prior to the consummation of the Corporate Transaction if and to the extent: (A) such Option is either to be assumed by the successor corporation (or parent thereof) at the consummation of the Corporate Transaction or be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof) at the consummation of the Corporate Transaction, (B) such Option is to be replaced by a comparable cash incentive program of the successor corporation based on the value of the Option at the time of the consummation of the Corporate Transaction or (C) the acceleration of such Option is subject to other limitations imposed by the Administrator at the time of the Option Grant. The determination of option comparability shall be made by the Board, and its determination shall be conclusive and binding.

(iii) Immediately following the consummation of the Corporate Transaction, all outstanding Options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

(d) Certain Distributions. In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its sole discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

(e) No Limitation on Corporate Actions. The grant of Options shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

12. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised or purchased during the lifetime of the Optionee only by the Optionee. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section 12.

13. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board; provided, however, that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee’s employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

14. Amendment and Termination of the Plan. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would materially and adversely affect the rights of any Optionee under any outstanding grant, without his or her consent. The Board may condition the effectiveness of any such amendment on the receipt of shareholder approval at such time and in such manner as the Committee may consider necessary for the Company to comply with or to avail the Company, the Optionees or both of the benefits of any securities, tax, market listing or other administrative or regulatory requirement which the Board determines to be desirable.

15. Conditions Upon Issuance of Shares. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for, failure to issue or deliver any Shares under the Plan unless the Company, in its sole discretion and in consultation with its legal counsel, is satisfied that such issuance or delivery would comply with the Applicable Laws.

As a condition to the exercise of an Option, the Company may require the person exercising such Option to make such representations and warranties at the time of any such exercise that counsel for the Company deems necessary and appropriate, including but not limited to representations and warranties that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

17. Option Agreements. Options shall be evidenced by Option Agreements in such form(s) as the Administrator shall approve from time to time.

18. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve months before or after the date the Plan is adopted, if required by the Applicable Laws. Such shareholder approval shall be obtained in the degree and manner required under the Applicable Laws. To the extent shareholder approval is required by the Applicable Laws and not obtained, all Options issued under the Plan shall become void.

19. Application of Funds. The proceeds received by the Company from the sale of Common Stock issued upon the exercise of Options shall be used for general corporate purposes, unless otherwise directed by the Board.

20. Indemnification of Committee Members. In addition to all other rights of indemnification they may have by virtue of being a member of the Board or an executive officer of the Company, Committee members shall be indemnified by the Company for all reasonable expenses and liabilities of any type or nature, including attorneys’ fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, the Plan or any Option granted under the Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Company), except to the extent that such expenses relate to matters for which it is adjudged that such Committee member is liable for willful misconduct; provided, however, that within fifteen (15) days after the institution of any such action, suit or proceeding, the Committee Member involved therein shall, in writing, notify the Company of such action, suit or proceeding, so that the Company may have the opportunity to make appropriate arrangements to prosecute or defend the same.

21. Separability. With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out in full herein; provided, however, that to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, the Option, to that extent, shall be deemed to be a Nonstatutory Stock Option for all purposes of the Plan.

22. Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than pursuant to the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

23. Exclusion from Pension and Profit-Sharing Computation. By acceptance of an Option, unless otherwise provided in the Agreement evidencing the Option, the Optionee with respect to such Option shall be deemed to have agreed that the Option is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment or other benefit under any pension, retirement or other employee benefit plan, program or policy of the Company or any of its affiliates.

IMPERIUM RENEWABLES, INC.

AMENDED AND RESTATED 2005 STOCK OPTION PLAN

PLAN HISTORY

June 9, 2005	Board adopts the 2005 Stock Option Plan, with an initial reserve of 1,800,000 shares.

June 10, 2005	Shareholders approve the 2005 Stock Option Plan, with an initial reserve of 1,800,000 shares.

December 20, 2005	Board and Shareholders approve increase in initial reserve by 576,228 for a new reserve of 2,376,228 shares.

October 13, 2006	Board and Shareholders approve increase of 1,908,209 for new reserve of 4,284,437 shares.

August 3, 2007	Board amended and restated the 2005 Stock Option to add a new subsection (xii) to Section 4(c) and change all Seattle Biofuels, Inc. references to Imperium Renewables, Inc.

IMPERIUM RENEWABLES, INC.

AMENDED AND RESTATED 2005 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

1. Grant of Option. Imperium Renewables, Inc., a Washington corporation (the “Company”), hereby grants to Optionee an option (the “Option”) to purchase a total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the “Exercise Price”) subject to the terms, definitions and provisions of the Company’s Amended and Restated 2005 Stock Option Plan (the “Plan”) adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option.

If designated an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

2. Exercise of Option. This Option shall be exercisable during its Term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the provisions of Section 9 of the Plan as follows:

(a) Right to Exercise.

(i) No portion of this Option may be exercised for less than 100 Shares (as adjusted pursuant to Section 11(a) of the Plan); provided, however that if the vested Option is for less than 100 Shares, it may be exercised with respect to all Shares for which it is vested. This Option may not be exercised for a fraction of a Share.

(ii) In the event of Optionee’s death, disability or other termination of employment or consulting relationship, the exercisability of the Option is governed by Sections 5, 6 and 7 below, subject to the limitation contained in Section 2(a)(iii) below.

(iii) In no event may this Option be exercised after the Expiration Date of this Option as set forth in the Notice of Stock Option Grant.

(b) Method of Exercise. This Option shall be exercisable by execution and delivery of (i) the Exercise Notice attached hereto as Exhibit A or of any other form of written notice approved for such purpose by the Company which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan and (ii) a Shareholders’ Agreement in the form provided by the Company, if not previously executed and delivered by the Optionee. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or his designee. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of applicable law and the requirements of any Stock Exchange upon which the Shares may then be listed. Assuming such compliance, for income tax

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purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

3. Method of Payment. Payment of the Exercise Price shall be by cash or check or, if an alternative form(s) of consideration described in Section 8(b) of the Plan is approved by the Administrator, in its sole discretion, one of such methods of payment, or any approved combination of such methods of payment (including cash or check), at the election of Optionee.

4. Restrictions on Exercise. This Option may not be exercised (a) until such time as the Plan has been approved by the shareholders of the Company, or (b) if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

5. Termination of Relationship. In the event of termination of Optionee’s Continuous Status as an Employee or Consultant, Optionee may, to the extent otherwise so entitled at the date of such termination (the “Termination Date”), exercise this Option during the Termination Period set forth in the Notice of Stock Option Grant. To the extent that Optionee was not entitled to exercise this Option at such Termination Date, or if Optionee does not exercise this Option within the Termination Period, the Option shall terminate.

6. Disability of Optionee. Notwithstanding the provisions of Section 5 above, in the event of termination of Continuous Status as an Employee or Consultant as a result of Optionee’s total and permanent disability (within the meaning of Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the Termination Date (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant and in Section 9 below), exercise this Option to the extent Optionee was entitled to exercise it as of such Termination Date. To the extent that Optionee was not entitled to exercise the Option as of the Termination Date, or if Optionee does not exercise such Option (to the extent so entitled) within the time specified in this Section 6, the Option shall terminate.

7. Death of Optionee. In the event of the death of Optionee (a) during the Term of this Option and while an Employee or Consultant of the Company and having been in Continuous Status as an Employee or Consultant since the date of grant of the Option, or (b) within thirty (30) days after Optionee’s Termination Date, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant and in Section 9 below), by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at date or death or, if earlier, the Termination Date.

8. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

9. Term of Option. This Option may be exercised only within the Term set forth in the Notice of Stock Option Grant, subject to the limitations set forth in Section 7 of the Plan.

10. Withholding Tax Obligations. As a condition to the exercise of this Option and as further set forth in Section 10 of the Plan, Optionee agrees to make adequate provision for federal, state or

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other tax withholding obligations, if any, which arise upon the vesting or exercise of the Option, or disposition of the Shares, whether by withholding, direct payment to the Company, or otherwise.

11. Market Standoff Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering.

12. Adjustment to Shares. The Shares subject hereto may be adjusted in the event of certain changes in the capitalization structure of the company or for any other reason required or permitted by the Plan.

13. No Rights as a Shareholder. Optionee acknowledges that until the issuance of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.

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EXHIBIT A

IMPERIUM RENEWABLES, INC.

AMENDED AND RESTATED 2005 STOCK OPTION PLAN

EXERCISE NOTICE

This Agreement (“Agreement”) is made as of                     , by and between Imperium Renewables, Inc., a Washington corporation (the “Company”), and                                                   (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Amended and Restated 2005 Stock Option Plan (the “Plan”).

1. Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase              shares of the Common Stock (the “Shares”) of the Company under and pursuant to the Plan and the Stock Option Agreement dated                                 , (the “Option Agreement”). The purchase price for the Shares shall be $             per Share for a total purchase price of $            . The term “Shares” refers to the purchased Shares and all securities received in replacement of the Shares or as stock dividends, splits or reverse splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.

2. Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement in accordance with the provisions of Section 2(b) of the Option Agreement. On such date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser’s name) against payment of the Exercise Price therefor by Purchaser by cash or check (or other method or combination of methods of payment as permitted under the Plan and approved by the Administrator, in its sole discretion).

3. Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:

(a) Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing these securities for investment for his or her own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act. Purchaser does not have any present intention to transfer the Shares to any person or entity.

(b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.

(c) Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities. Purchaser understands that the certificate(s) evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

(d) Purchaser is familiar with the provisions of Rules 144 and 701, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144 or Rule 701, which rules require, among other things, that the Company be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this paragraph (d), Purchaser acknowledges and agrees to the restrictions set forth in paragraph (e) below.

(e) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

4. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. The certificate or certificates representing the Shares shall bear the following legend (as well as any legends required by applicable state and federal corporate and securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS.

(b) Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

5. No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.

6. Market Stand-off Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering.

7. Miscellaneous.

(a) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of law.

(b) Entire Agreement; Enforcement of Rights. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(d) Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(e) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.

(f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(g) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

(h) State Securities Laws. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE DEPARTMENT OF FINANCIAL INSTITUTIONS, DEPARTMENT OF SECURITIES, OF THE STATE OF WASHINGTON OR ANY OTHER STATE, AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE

QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION UNDER THE SECURITIES LAWS OF THE STATE OF WASHINGTON OR SUCH OTHER STATES. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.